EXECUTION COPY

                     Exhibit - 10.169 - Subsidiary Guaranty
                               SUBSIDIARY GUARANTY

      THIS SUBSIDIARY GUARANTY, dated as of January 28, 1998, is executed by each of the undersigned (each such entity and each entity which hereafter executes and delivers a Subsidiary Joinder in substantially the form of Attachment 1 hereto to be referred to herein as a "Guarantor"), in favor of Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa, USG Annuity & Life Company and each of the other holders from time to time of the 6.95% Senior Notes due January 28, 2005 (the "Notes") issued by Kinro, Inc., Lippert Components, Inc. and Shoals Supply, Inc. (the "Co-Issuers") (collectively, together with each future holder of Senior Notes, the "Noteholders").

                                    RECITALS

      A. The Co-Issuers and the original Noteholders have entered into a Note Purchase Agreement, dated as of the date hereof (as it may be amended, modified and supplemented from time to time, the "Agreement"), pursuant to which $40,000,000 in aggregate principal amount of the Notes were issued. Capitalized terms used herein and not otherwise defined herein are used with the meanings assigned thereto in the Agreement.

      B. Each Guarantor is a direct or indirect Subsidiary of a Co-Issuer. Each Guarantor acknowledges that the issuance of the Notes by the Co-Issuers pursuant to the Agreement will benefit each such Guarantor by making funds available to such Guarantor through the Co-Issuers and by enhancing the financial strength of the consolidated group of which each Guarantor and the Co-Issuers are members.

      C. The execution and delivery of this Subsidiary Guaranty by each existing Subsidiary of the Co-Issuers is a condition precedent to the execution and delivery by the original Noteholders of the Agreement and the Co-Issuers have covenanted in the Agreement that Subsidiary Joinders shall be duly executed by each future Subsidiary of the Co-Issuers.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor hereby agrees with the Noteholders as follows:

1. Definitions and Interpretation.

      (a) Definitions. When used in this Subsidiary Guaranty, the following terms shall have the following respective meanings:

            "Adjusted Net Worth" shall mean, with respect to a Guarantor at any time, the remainder of (i) the fair value of the assets of such Guarantor as of such date, minus (ii) the fair value of the liabilities of such Guarantor as of such date (excluding, however, any liability of such Guarantor hereunder), such assets and liabilities to be determined in accordance with any state or federal fraudulent conveyance or transfer law which is applicable to this Subsidiary Guaranty.

            "Agreement" shall have the meaning given to that term in the Recital A hereof.

            "Aggregate Guaranty Payments" shall mean, with respect to any Guarantor at any time, the aggregate net amount of all payments made by such Guarantor under this Subsidiary Guaranty (including, without limitation, under Paragraph 5 hereof) at or prior to such time.

            "Co-Issuers" shall have the meaning given to that term in the preamble hereof.

            "Disallowed Post-Commencement Interest and Expenses" shall mean interest computed at the rate provided in the Agreement and claims for reimbursement, costs, expenses or indemnities under the terms of the Agreement, the Subsidiary Guaranty or the Notes accruing or claimed at any time after the commencement of any Insolvency Proceeding, if the claim for such interest, reimbursement, costs, expenses or indemnities is not allowable, allowed or enforceable against the Co-Issuers in such Insolvency Proceeding.

            "Fair Share" shall mean, with respect to any Guarantor at any time, an amount equal to (i) a fraction, the numerator which is the Maximum Guaranty Amount of such Guarantor and the denominator of which is the aggregate Maximum Guaranty Amounts of all Guarantors, multiplied by (ii) the aggregate amount paid by all Funding Guarantors under this Subsidiary Guaranty at or prior to such time.

            "Fair Share Shortfall" shall mean, with respect to any Guarantor at any time, the amount, if any, by which the Fair Share of such Guarantor at such time exceeds the Aggregate Guaranty Payments of such Guarantor at such time.

            "Funding Guarantor" shall have the meaning given to that term in Paragraph 5 hereof.

            "Guaranteed Obligations" shall mean all principal (including any prepayments of principal), premium, if any, and all interest on the Notes, and all other indebtedness and obligations of the Co-Issuers to the Noteholders under the Agreement and the Notes, including, without limitation, all fees, taxes, charges, expenses, attorneys' fees and accountants' fees chargeable to the Co-Issuers or payable by the Co-Issuers thereunder.

            "Guarantor" shall have the meaning given to that term in the preamble hereof.

            "Insolvency Proceeding" shall mean any case or proceeding under the United States Bankruptcy Code or any other similar law, rule or regulation of the United States or any jurisdiction or any other action or proceeding for the reorganization, liquidation, appointment of a receiver, rearrangement of debts, marshalling of assets or similar action relating to any Co-Issuer or any Guarantor, their respective creditors or any substantial part of their respective assets, whether or not any such case, proceeding or action is voluntary or involuntary.

            "Maximum Guaranty Amount" shall mean, with respect to any Guarantor, at any time, the greatest of (a) ninety-five percent (95%) of the Adjusted Net Worth of such Guarantor at such time, (b) ninety-five percent (95%) of the Adjusted Net Worth of such Guarantor on the date hereof and (c) the value derived by such Guarantor from the Guaranteed Obligations incurred at or prior to such time.

            "Notes" shall have the meaning given to that term in the preamble hereof.

            "Noteholders" shall have the meaning given to that term in the preamble hereof.

            "Subsidiary Joinder" shall mean an instrument substantially in the form of Attachment 1 hereto.

      Unless otherwise indicated in this Subsidiary Guaranty, all accounting terms used in this Subsidiary Guaranty shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP.

2. Guaranty.

      (a) Payment Guaranty. Each Guarantor unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Insolvency Proceeding relating to any Co-Issuer is commenced, each Guarantor further unconditionally guarantees and promises to pay and perform, upon the demand of any Noteholder any Guaranteed Obligations allocable to such Noteholder (including any related Disallowed Post-Commencement Interest and Expenses) in accordance with the terms of the Agreement and the Notes, whether or not such obligations are then due and payable by the Co-Issuers and whether or not such obligations are modified, reduced or discharged in such Insolvency Proceeding. This Subsidiary Guaranty is a guaranty of payment and not of collection.

      (b) Continuing Guaranty. This Subsidiary Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all of the Guaranteed Obligations have been fully, finally and indefeasibly paid. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from any Noteholder, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Subsidiary Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

      (c) Independent Obligation. The liability of each Guarantor hereunder is independent of the Guaranteed Obligations and of the obligations of each other Guarantor hereunder, and a separate action or actions may be brought and prosecuted against each Guarantor irrespective of whether action is brought against any Co-Issuer, any other Guarantor or any other guarantor of the Guaranteed Obligations or whether any Co-Issuer, any other Guarantor or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

      (d) Fraudulent Transfer Limitation. If, in any action to enforce this Subsidiary Guaranty, any court of competent jurisdiction determines that enforcement against any Guarantor for the full amount of the Guaranteed Obligations is not lawful under or would be subject to avoidance under Section 548 of the United States Bankruptcy Code or any applicable provision of any comparable law of any state or other jurisdiction, the liability of such Guarantor under this Subsidiary Guaranty shall be limited to the maximum amount lawful and not subject to such avoidance.

      (e) Maximum Guaranty Amount. The liability of each Guarantor under this Subsidiary Guaranty shall not at any time exceed such Guarantor's Maximum Guaranty Amount; provided, however, that the Noteholders may permit the Guaranteed Obligations to exceed the foregoing limitation without affecting each Guarantor's liability hereunder.

      (f) Each Guarantor agrees that it shall not make any payment on or in respect of any guaranty securing the Note (as defined in the Revolving Credit Agreement) unless concurrently therewith it shall make a payment hereunder to the Noteholders on Guaranteed Obligations on a pari passu basis with respect to such payment or in respect of any such guaranty securing the Note (as defined in the Revolving Credit Agreement).

3. Authorizations, Waivers, Etc.

      (a) Authorizations. Each Guarantor authorizes the Noteholders, in their discretion, without notice to such Guarantor, irrespective of any change in the financial condition of any of the Co-Issuers, such Guarantor, any other Guarantor or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of such Guarantor hereunder, from time to time to:

            (i) renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise amend or modify the Agreement and the Notes or change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon;

            (ii) accept and hold security for the payment or performance of the Guaranteed Obligations and exchange, enforce, waive or release any such security; apply such security and direct the order or manner of sale thereof; and purchase such security at public or private sale;

            (iii) otherwise exercise any right or remedy they may have against the Co-Issuers, such Guarantor, any other Guarantor, any other guarantor of the Guaranteed Obligations;

            (iv) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Guaranteed Obligations; and

            (v) assign the Guaranteed Obligations, this Subsidiary Guaranty, the Agreement or the Notes in whole or in part to the extent provided herein and in the Agreement and the Notes.

      (b) Waivers. Each Guarantor hereby waives:

            (i) any right to require any Noteholder to (A) proceed against any Co-Issuer, any other Guarantor or any other guarantor of the Guaranteed Obligations, (B) proceed against or exhaust any security received from any Co-Issuer, such Guarantor, any other Guarantor or any other guarantor of the Guaranteed Obligations or otherwise marshall the assets of any Co-Issuer, such Guarantor, any other Guarantor or any other guarantor of the Guaranteed Obligations or (C) pursue any other remedy in the Noteholder's power whatsoever;

            (ii) any defense arising by reason of the application by the Co-Issuers of the proceeds of any borrowing;

            (iii) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against any Co-Issuer, any other Guarantor, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by any Noteholder to foreclose upon security by nonjudicial sale, or otherwise;

            (iv) any setoff or counterclaim of any Co-Issuer or any defense which results from any disability or other defense of such Co-Issuer or the cessation or stay of enforcement from any cause whatsoever of the liability of such Co-Issuer (including, without limitation, the lack of validity or enforceability of any of the Subsidiary Guaranty, the Agreement and the Notes);

            (v) any defense based upon any law, rule or regulation which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal;

            (vi) all presentments, demands for performance, notices of non-performance, notices delivered under the Agreement, the Subsidiary Guaranty and the Notes, protests, notice of dishonor, and notices of acceptance of this Subsidiary Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale;

            (vii) the benefit of any statute of limitations to the extent permitted by law;

            (viii) any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling;

            (ix) any right to be informed by any Noteholder of the financial condition of any Co-Issuer, any other Guarantor or any other guarantor of the Guaranteed Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations;

            (x) until all of the Guaranteed Obligations have been fully, finally and indefeasibly paid, any right to revoke this Subsidiary Guaranty;

            (xi) any defense arising from an election for the application of
      Section 1111(b)(2) of the United States Bankruptcy Code which applies to the Guaranteed Obligations;

            (xii) any defense based upon any borrowing or grant of a security interest under Section 364 of the United States Bankruptcy Code; and

            (xiii) any right it may have to a fair value hearing to determine the size of a deficiency judgment following any foreclosure on any security for the Guaranteed Obligations.

      (c) Financial Condition of the Co-Issuers, Etc. Each Guarantor is fully aware of the financial condition and affairs of the Co-Issuers. Each Guarantor has executed this Subsidiary Guaranty without reliance upon any representation, warranty, statement or information concerning the Co-Issuers furnished to such Guarantor by any Noteholder and has, independently and without reliance on any Noteholder, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of the Co-Issuers and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations. Each Guarantor is in a position to obtain, and assumes full responsibility for obtaining, any additional information about the financial condition and affairs of the Co-Issuers and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations and will, independently and without reliance upon any Noteholder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action in connection with this Subsidiary Guaranty.

4. No Subrogation.

      Notwithstanding the satisfaction by the Guarantors of any liability hereunder and notwithstanding any other term, provision or condition in the Note Purchase Agreement, the Transaction Documents or the Other Agreements, until 370 days following the last payment or transfer by or on behalf of the Guarantors with respect to the Guaranteed Obligations and other sums due under the Note Purchase Agreement, other Transaction Documents and the Other Agreements (the "Period"), none of the Guarantors shall have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of the Co-Issuers or to any collateral for the Notes with respect to obligations owing to the Guarantors arising out of their performance of their obligations under this Guaranty. In connection with the foregoing during the Period, each Guarantor expressly waives any and all rights of subrogation of the Noteholders against the Co-Issuers with respect to obligations owing to such Guarantor arising out of its performance of its obligations under this Guaranty, and each Guarantor hereby waives any rights to enforce any remedy which the Noteholders may have against the Co-Issuers and any right to participate in any collateral for the Notes with respect to obligations owing to such Guarantor arising out of its performance of its obligations under this Guaranty. In addition to and without in any way limiting the foregoing during the Period, each Guarantor hereby subordinates any and all indebtedness of the Co-Issuers now or hereafter owed to such Guarantor arising out of such Guarantor's performance of its obligations under this Guaranty to all indebtedness of the Co-Issuers to the Noteholders, and agrees with the Noteholders that such Guarantor shall not demand or accept any payment of principal or interest from the Co-Issuers with respect to such indebtedness, shall not claim any off-set or other reduction of such Guarantor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Notes in satisfaction of any such indebtedness. Further, each Guarantor shall not have any right of recourse against the Noteholders by reason of any action the Noteholders may take or omit to take under the provisions of this Subsidiary Guaranty or under the provisions of any of the Transaction Documents, this Agreement, the Other Agreements or the Notes.

5. Contribution among Guarantors.

      The Guarantors desire to allocate among themselves, in a fair and equitable manner, their rights of contribution from each other when any payment is made by any Guarantor under this Subsidiary Guaranty. Accordingly, if any payment is made by any Guarantor under this Subsidiary Guaranty (a "Funding Guarantor") that exceeds its Fair Share, the Funding Guarantor shall be entitled to a contribution from each other Guarantor in the amount of such other Guarantor's Fair Share Shortfall, so that all such contributions shall cause each Guarantor's Aggregate Guaranty Payments to equal its Fair Share. The amounts payable as contributions hereunder shall be determined by the Funding Guarantor as of the date on which the related payment or distribution is made by the Funding Guarantor, and such determination shall be binding on the other Guarantors absent manifest error. The allocation and right of contribution among the Guarantors set forth in this Paragraph 5 shall not be construed to limit in any way the liability of any Guarantor under this Subsidiary Guaranty or the amount of the Guaranteed Obligations.

6. Indemnification by Guarantors.

      Without limitation of any other obligations of Guarantors or remedies of the Noteholders under this Guaranty, the Guarantors shall indemnify, defend and save and hold harmless the Noteholders from and against, and shall pay on demand, any and all losses, liabilities, damages, and reasonable costs and expenses (including the reasonable fees and disbursements of the Noteholders' legal counsel) suffered or incurred by any Noteholder as a result of any failure of any of the Guaranteed Obligations to be the legal, valid and binding obligations of the Co-Issuers, enforceable against the Co-Issuers in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency or other similar Laws affecting the rights of creditors generally.

7. Representations, Warranties and Covenants.

      (a) Each Guarantor has examined the Agreement, including the exhibits and schedules thereto and all of the representations and warranties set forth in the Agreement, to the extent the same relate to such Guarantor, are true and correct.

      (b) Each Guarantor agrees to be bound by, and to comply with all of the terms, covenants and provisions of the Agreement, to the extent the same impose obligations in respect of or grants rights against it as a Guarantor or otherwise.

8. Miscellaneous.

      (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon any Guarantor or any Noteholder under this Subsidiary Guaranty shall be in writing and faxed, mailed or delivered, if to a Guarantor, at its respective facsimile number or address set forth below or in the respective Subsidiary Joinder for such Guarantor or, if to any Noteholder, at the address or facsimile number specified beneath the heading "All other communications" under the name of such Noteholder in Schedule 20 to the Agreement (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (i) when sent by overnight service of recognized standing, on the second Business Day following the deposit with such service; (ii) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (iii) when delivered by hand, upon delivery; and (iv) when faxed, upon confirmation of receipt.

      Guarantors:                Kinro Holding, Inc.
                                 c/o Drew Industries, Inc.
                                 200 Mamaroneck Avenue
                                 White Plains, New York 10601
                                 Attention: President
                                 Telephone  (914) 428-9098
                                 Facsimile: (914) 428-4581

                                 Kinro Manufacturing, Inc.
                                 c/o Drew Industries, Inc.
                                 200 Mamaroneck Avenue
                                 White Plains, New York 10601
                                 Attention: President
                                 Telephone  (914) 428-9098
                                 Facsimile: (914) 428-4581

                                 Kinro Texas Limited Partnership
                                 c/o Drew Industries, Inc.
                                 200 Mamaroneck Avenue
                                 White Plains, New York 10601
                                 Attention: President
                                 Telephone  (914) 428-9098
                                 Facsimile: (914) 428-4581

                                 Kinro Tennessee Limited Partnership
                                 c/o Drew Industries, Inc.
                                 200 Mamaroneck Avenue
                                 White Plains, New York 10601
                                 Attention: President
                                 Telephone  (914) 428-9098
                                 Facsimile: (914) 428-4581

                                 Shoals Holding, Inc.
                                 c/o Drew Industries, Inc.
                                 200 Mamaroneck Avenue
                                 White Plains, New York 10601
                                 Attention: President
                                 Telephone  (914) 428-9098
                                 Facsimile: (914) 428-4581

                                 Shoals Supply Texas Limited Partnership
                                 c/o Drew Industries, Inc.
                                 200 Mamaroneck Avenue
                                 White Plains, New York 10601
                                 Attention: President
                                 Telephone  (914) 428-9098
                                 Facsimile: (914) 428-4581

                                 Shoals Supply Tennessee Limited Partnership
                                 c/o Drew Industries, Inc.
                                 200 Mamaroneck Avenue
                                 White Plains, New York 10601
                                 Attention: President
                                 Telephone  (914) 428-9098
                                 Facsimile: (914) 428-4581

      with copies to:            Drew Industries, Inc.
                                 200 Mamaroneck Avenue
                                 White Plains, New York 10601
                                 Attention: President
                                 Telephone  (914) 428-9098
                                 Facsimile: (914) 428-4581

      (b) Payments. Each Guarantor shall make all payments required hereunder to any Noteholder in accordance with the payment information set forth on Schedule 20 to the Agreement on demand. If any amounts required to be paid by a Guarantor under this Subsidiary Guaranty are not paid when due, such Guarantor shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a rate equal to the Default Rate.

      (c) Expenses. Each Guarantor shall pay on demand (i) all fees and expenses, including attorneys' fees and expenses, incurred by the Noteholders in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Subsidiary Guaranty and the preparation, execution and delivery of amendments and waivers hereunder and (ii) all fees and expenses, including attorneys' fees and expenses, incurred by the Noteholders in connection with the enforcement or attempted enforcement of this Subsidiary Guaranty or any of the Guaranteed Obligations or in preserving any of the Noteholders' rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Agreement, the Notes, the Subsidiary Guaranty or the Guaranteed Obligations or any bankruptcy or similar proceeding involving Guarantor, any other Guarantor, the Co-Issuers or any of their affiliates).

      (d) Waivers; Amendments. This Subsidiary Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by each Guarantor and the Required Holders. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given. No failure or delay on any Noteholder's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

      (e) Assignments. This Subsidiary Guaranty shall be binding upon and inure to the benefit of the Noteholders, the Guarantors and their respective successors and assigns; provided, however, that no Guarantor may assign or transfer any of its rights and obligations under this Subsidiary Guaranty without the prior written consent of the Required Holders. All references in this Subsidiary Guaranty to any Person shall be deemed to include all permitted successors and assigns of such Person.

      (f) Cumulative Rights, etc. The rights, powers and remedies of the Noteholders under this Subsidiary Guaranty shall be in addition to all rights, powers and remedies given to the Noteholders by virtue of any applicable law, rule or regulation of any Governmental Authority, the Agreement, the Notes or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing any Noteholder's rights hereunder. Each Guarantor waives any right to require any Noteholder to proceed against any Person or to pursue any remedy in such Noteholder's power.

      (g) Payments Free of Taxes, Etc. All payments made by each Guarantor under this Subsidiary Guaranty shall be made by each Guarantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, each Guarantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Subsidiary Guaranty. If any taxes, levies, charges or other amounts are required to be withheld from any amounts payable to any Noteholder hereunder, the amounts so payable to such Noteholder shall be increased to the extent necessary to yield to such Noteholder (after payment of all such amounts) any such amounts payable hereunder in the amounts specified in this Subsidiary Guaranty. Upon request by any Noteholder, each Guarantor shall furnish evidence satisfactory to such Noteholder that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

      (h) Partial Invalidity. If at any time any provision of this Subsidiary Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Subsidiary Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

      (i) Joint and Several Obligation. The obligations of the Guarantors under this Subsidiary Guaranty are joint and several obligations of each Guarantor and may be freely enforced against each Guarantor, for the full amount of the Guaranteed Obligations, without regard to whether enforcement is sought or available against any other Guarantor.

      (j) Governing Law. THIS SUBSIDIARY GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES.

      (k) Jury Trial. EACH GUARANTOR AND THE NOTEHOLDERS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTY.

      (l) Consent to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUBSIDIARY GUARANTY MAY BE BROUGHT BY ANY NOTEHOLDER IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS SUBSIDIARY GUARANTY OR ITS RESPECTIVE SUBSIDIARY JOINDER, EACH GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURT. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE BASED ON THE GROUNDS OF FORUM NONCONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTION.

      (m) Counterpart. This Subsidiary Guaranty may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

      IN WITNESS WHEREOF, each Guarantor has caused this Subsidiary Guaranty to be executed as of the day and year first above written.

                                         KINRO HOLDING, INC.


                                         By:____________________________________
                                         Name:
                                         Title:


                                         KINRO MANUFACTURING, INC.


                                         By:____________________________________
                                         Name:
                                         Title:


                                         SHOALS HOLDING, INC.


                                         By:____________________________________
                                         Name:
                                         Title:


                                         KINRO TEXAS LIMITED PARTNERSHIP

                                         By:  Kinro Manufacturing, Inc.,
                                              its general partner


                                              By:_______________________________
                                              Name:
                                              Title:


                                         KINRO TENNESSEE LIMITED PARTNERSHIP

                                         By:  Kinro Manufacturing, Inc.,
                                              its general partner


                                              By:_______________________________
                                              Name:
                                              Title:

                                         SHOALS SUPPLY TEXAS LIMITED PARTNERSHIP

                                         By:  Shoals Supply, Inc.,
                                              its general partner


                                              By:_______________________________
                                              Name:
                                              Title:


                                         SHOALS SUPPLY TENNESSEE
                                         LIMITED PARTNERSHIP

                                         By:  Shoals Supply, Inc.,
                                              its general partner


                                              By:_______________________________
                                              Name:
                                              Title:

                                  ATTACHMENT 1

                               SUBSIDIARY JOINDER

      THIS SUBSIDIARY JOINDER (this "Joinder"), dated as of January 28, 1998, is executed by [NEW SUBSIDIARY], a _________ [corporation] [partnership] [etc.] (the "New Subsidiary") in favor of each of the holders from time to time of the 6.95% Senior Notes due January 28, 2005 (the "Notes") issued by Kinro, Inc., Lippert Components, Inc. and Shoals Supply, Inc. (the "Co-Issuers") (collectively, together with each future holder of Senior Notes, the "Noteholders").

                                    RECITALS

      A. The Co-Issuers and the original Noteholders have entered into a Note Purchase Agreement, dated as of January 28, 1998 (as it may be amended from time to time, the "Agreement"), pursuant to which $40,000,000 in aggregate principal amount of the Notes were issued.

      B. The New Subsidiary is a direct or indirect Subsidiary of a Co-Issuer and acknowledges that the issuance of the Notes by the Co-Issuers pursuant to the Agreement will benefit the New Subsidiary by making funds available to the New Subsidiary through the Co-Issuers and by enhancing the financial strength of the consolidated group of which the New Subsidiary and the Co-Issuers are members.

      C. The execution and delivery of the Subsidiary Guaranty by the then existing Subsidiaries of the Co-Issuers was a condition precedent to the execution and delivery by the original Noteholders of the Agreement and the Co-Issuers have covenanted in the Agreement that Subsidiary Joinders shall be duly executed by each future Subsidiary of the Co-Issuers.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the New Subsidiary hereby agrees with the Noteholders as follows:

1. Definitions and Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Subsidiary Guaranty shall have the respective meanings given to those terms in the Subsidiary Guaranty.

2. Agreement to be Bound. The New Subsidiary agrees that, on and as of the Effective Date, it shall become a Guarantor under the Subsidiary Guaranty and shall be bound by all the provisions of the Subsidiary Guaranty to the same extent as if the New Subsidiary had executed the Subsidiary Guaranty on the Closing Date.

3. Waiver. Without limiting the generality of the waivers in the Subsidiary Guaranty, the New Subsidiary specifically agrees to be bound by the Subsidiary Guaranty and waives any right to notice of acceptance of its execution of this Joinder and of its agreement to be bound by the Subsidiary Guaranty.

4. Governing Law. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the New Subsidiary has caused this Joinder to be executed by its duly authorized officer.

                                             [NEW SUBSIDIARY]


                                             By:________________________
                                             Name:
                                             Title:

                                             Address:
                                             [_________________________]
                                             [_________________________]
                                             [_________________________]
                                             Attn: [___________________]
                                             Telephone: [(___) ___-____]
                                             Facsimile: [(___) ___-____]


                                       2